UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-2

Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee amount computed on table in exhibit as required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 30, 2026

To the shareholders of the Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.:

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Shareholders (including any adjournments or postponements thereof, the “2026 Annual Meeting”) of the Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc., a Puerto Rico corporation (the “Fund”), is scheduled to be held virtually on July 30, 2026, at 11:30 a.m. Atlantic Standard Time (11:30 a.m. Eastern Daylight Time) for the following purposes:

1.	To elect four directors of the Fund (Proposal 1);

2.	To transact such other business as may properly come before the 2026 Annual Meeting or any adjournment or postponement thereof.

The items mentioned above are discussed in greater detail in the attached Proxy Statement.

The Fund has determined that it is in the best interests of the Fund’s shareholders to conduct the 2026 Annual Meeting virtually. Any shareholder wishing to participate in the 2026 Annual Meeting by means of remote communication can do so. If you were a record holder of shares of common stock of the Fund as of the close of business on the record date, June 12, 2026, please register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (5:00 p.m. Eastern Daylight Time) on July 28, 2026 to attend and vote at the 2026 Annual Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the 2026 Annual Meeting.

Only holders of record of shares of the Fund’s common stock at the close of business on June 12, 2026 are entitled to receive this notice and vote at the 2026 Annual Meeting the shares held of record in their name on such date.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND DATE THE PROXY CARD DELIVERED TO YOU AND RETURN IT PROMPTLY. RETURNING YOUR PROXY CARD WILL NOT PREVENT YOU FROM VOTING AT THE MEETING, BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXIES ARE SET FORTH ON THE FOLLOWING PAGE.

In San Juan, Puerto Rico, this 29th day of June, 2026.

By Order of the Board of Directors:

/s/ Liana Loyola
Liana Loyola
Secretary

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the invalidation of your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration section on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration section.

3.	All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature

Corporate Accounts
(1)	ABC Corp.	ABC Corp.
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp.	John Doe
c/o John Doe, Treasurer

Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee	Jane Doe
u/t/d 12/28/78

Custodial of Estate Accounts
(1)	John B. Smith, Cust.	John B. Smith
f/b/o John B. Smith, Jr.
(2)	John B. Smith	John B. Smith, Jr., Executor

Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mr. Edward Ramos and Ms. Maria L. Vilaró as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent the undersigned and to vote, as designated on the reverse hereof, all shares of common stock of the Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc., a Puerto Rico corporation (the “Fund”), which the undersigned is entitled to vote at the 2026 Annual Meeting of Shareholders scheduled to be held virtually on July 30, 2026, at 11:30 a.m. Atlantic Standard Time (11:30 a.m. Eastern Daylight Time) or at any adjournment or postponement thereof (the “2026 Annual Meeting”), with the same force and effect as the undersigned could do if personally present thereat, or in their discretion, upon any other business that may properly come before the 2026 Annual Meeting to the extent authorized under Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended.

1.	To elect the following four nominees as members of the Fund’s Board of Directors:

Name	Expiration of Term	Class
Gabriel Pagán Pedrero	2027	I
Jorge I. Vallejo	2028	II
Luis M. Pellot	2029	III
Carlos Nido	2029	III

2.	To transact such other business as may properly come before the 2026 Annual Meeting or any adjournment or postponement thereof.

1. To elect the nominee(s) listed above as members of the Fund’s Board of Directors (Check one box).

☐ FOR ALL

☐ WITHHOLD ALL

☐ FOR ALL EXCEPT the following nominee(s):

____________________________________________

____________________________________________

____________________________________________

NOTE: To withhold authority to vote for any individual nominee, mark “For All Except” and write the name of the nominee on the line above.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATION IS MADE AS TO ANY INDIVIDUAL ITEM HEREIN, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL OF THE NAMED NOMINEES TO BE ELECTED AND, TO THE EXTENT AUTHORIZED UNDER RULE 14A-4(C) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IN THE DISCRETION OF THE PROXIES NAMED HEREIN WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE 2026 ANNUAL MEETING.

Both of said attorneys-in-fact and proxies of the undersigned as shall be present and act at the 2026 Annual Meeting, or if only one is present and acts individually, shall have and may exercise all of the powers of the undersigned as provided herein.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders to be held on July 30, 2026, and the accompanying Proxy Statement. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the 2026 Annual Meeting.

WITNESS the signature of the undersigned this __ day of _______, ______.

_____________________________

(Name of shareholder)

_____________________________

(Signature)

_____________________________

(Title, if applicable)

Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

PROXY STATEMENT

FOR 2026 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 30, 2026, AT 11:30 A.M. ATLANTIC STANDARD TIME

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc., a Puerto Rico corporation (the “Fund”), for use at the 2026 Annual Meeting of Shareholders scheduled to be held virtually on July 30, 2026 at 11:30 a.m. Atlantic Standard Time (11:30 a.m. Eastern Daylight Time), or at any adjournment or postponement thereof (the “2026 Annual Meeting”).

The Fund’s Annual Report, which includes its audited financial statements for the fiscal year ended March 31, 2026, has been mailed to all holders of shares of the Fund’s common stock. Any shareholder that would like to receive additional copies of the Fund’s Annual Report or copies of any subsequent shareholder report (including the most recent Semi-Annual Report succeeding the Annual Report, if any) free of charge should contact the Fund by writing to the address set forth on the first page of this Proxy Statement or by calling toll-free 1-800-221-9825. This Proxy Statement is first being mailed to the Fund’s shareholders on or about June 29, 2026.

If the accompanying proxy is executed and returned in time to be voted at the 2026 Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, the accompanying proxy will be voted: (i) FOR ALL of the nominees named in the accompanying proxy to be elected as members of the Board of Directors (Proposal 1), and (ii) to the extent authorized under Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in the discretion of the proxies named therein with respect to such other business as may properly come before the 2026 Annual Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise, either by attending the 2026 Annual Meeting and voting their shares in person or by submitting a letter of revocation or a later-dated proxy that is, in either case, received prior to the date of the 2026 Annual Meeting.

The presence at the 2026 Annual Meeting virtually or representation by proxy of the holders of more than one-half of the outstanding shares of common stock will constitute a quorum. In the event a quorum is present at the 2026 Annual Meeting but sufficient votes to approve any of the proposed items are not received, the presiding officer of the 2026 Annual Meeting may decide to adjourn the 2026 Annual Meeting without any action by the shareholders to permit further solicitation of proxies. Additionally, the presiding officer of the 2026 Annual Meeting may decide to adjourn the 2026 Annual Meeting without any action by the shareholders whenever the requisite quorum has not been obtained to permit further solicitation of proxies.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE MEETING

Q. Why did you send me these proxy materials?

A.	This booklet contains a Notice of Annual Meeting of the Shareholders of the Fund, a Proxy Statement that describes the matters to be considered at the 2026 Annual Meeting and provides related information, and a Proxy. You are receiving these proxy materials because you own, directly or through a broker-dealer, bank, or other intermediary, shares of the Fund’s common stock.

Q. Who is entitled to vote at the 2026 Annual Meeting?

A.	Each shareholder is entitled to one vote for each full share of common stock held and a corresponding fraction of a vote for each fractional share of common stock held by the shareholder at the close of business on June 12, 2026.

Q. What am I being asked to consider in connection with the 2026 Annual Meeting?

A.	You are being asked to consider and vote:

•	To elect four directors of the Fund (Proposal 1);

•	To transact such other business as may properly come before the 2026 Annual Meeting or any adjournment or postponement thereof.

Q. How does the Board of Directors recommend that the Fund’s shareholders vote on the proposal?

A.	After careful consideration, the Board of Directors, including all the Independent Directors (as defined below), recommends that the shareholders vote “FOR ALL” on the proposal to elect Gabriel Pagán Pedrero, Jorge I. Vallejo, Luis M. Pellot and Carlos Nido as Directors of the Fund.

Q. What is the required shareholder vote for approval of the proposal?

A.	In the election of Directors of the Fund (Proposal 1), the nominees will be elected by a plurality of votes cast at the 2026 Annual Meeting. In other words, if more than four persons are lawfully nominated for election at the 2026 Annual Meeting, only the four nominees receiving the highest number of votes cast at the 2026 Annual Meeting will be elected. Alternatively, in the event the only nominees standing for election are the four nominees of the Board of Directors, then each such nominee will be elected so long as they receive at least one vote in favor of their election.

Q. How do I vote if I am a shareholder of record?

A.	You have three options to vote your shares in the Fund:

•	By Internet:

1.	Find the 16-digit control number on the accompanying proxy card sent to you in the mail. If you cannot find your proxy card, please contact your financial advisor or custodian for assistance.

2.	Go to www.proxyvote.com, enter your control number and follow the simple on-screen instructions.

3.	If you have multiple investments, be sure to scroll down after you submit your initial voting instructions, for other ballots that may be outstanding for this and other meetings which would be listed below.

•	By Mail:

1.	Sign and date the accompanying proxy card sent to you in the mail.

2.	Mail back with the enclosed business reply envelope.

3.	Please note that there may be multiple mailings, so once you have voted the proxy card, you may discard any future mailings you receive.

•	At the Virtual Meeting:

1.	Register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (5:00 p.m. Eastern Daylight Time) on July 28, 2026.

Q. How do I vote if I am a beneficial shareholder with my shares held in street name?

A.	If you are a street name shareholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to direct your broker, bank or other nominee on how to vote your shares. Street name shareholders should generally be able to vote by telephone or by Internet or by signing, dating and returning a voting instruction form. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. If you are a street name shareholder, you may not vote your shares by ballot at the 2026 Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Q. What is a proxy?

A.	A proxy is your legal designation of another person to vote the shares you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Mr. Edward Ramos and Ms. Maria L. Vilaró have been designated as the Fund’s proxy holders by the Fund’s Board of Directors for the 2026 Annual Meeting. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the 2026 Annual Meeting in accordance with the instructions of the shareholder.

Q. Can I change my vote or revoke my proxy?

A.	Yes. If you are a shareholder of record, you can change your vote or revoke your proxy by attending the 2026 Annual Meeting and voting your shares virtually or by submitting a letter of revocation or a later-dated proxy that is, in either case, received prior to the date of the 2026 Annual Meeting. If you are a street name shareholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

Q. What should I do if I receive more than one proxy card or set of proxy materials from the Fund?

A.	Your shares may be owned through more than one brokerage or other share ownership account. In order to vote all of the shares that you own in accordance with the recommendations of the Fund’s Board of Directors, you must use each proxy card you receive in order to vote with respect to each account by telephone, by Internet, or by signing, dating and returning the proxy card in the postage-paid envelope provided.

Q. How will my shares be voted if I return the accompanying proxy card?

A.	The shares represented by the accompanying form of proxy will be voted in accordance with the specifications made on the proxy if it is properly executed and received by the Fund prior to or at the 2026 Annual Meeting.

Where a choice has been specified on the proxy card accompanying this Proxy Statement with respect to the proposal, the shares represented by such proxy card will be voted in accordance with the specifications therein.

The Directors do not intend to present any other business at the 2026 Annual Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the 2026 Annual Meeting, in accordance with the Fund’s By-Laws, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

If you return the accompanying proxy card that has been validly executed without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted (i) FOR ALL of the Director Nominees, and (ii) to the extent authorized under Rule 14a-4(c) under the Exchange Act, in the discretion of the proxies named therein with respect to such other business as may properly come before the 2026 Annual Meeting.

Q. Will my shares be voted if I do nothing?

A.	Pursuant to New York Stock Exchange rules applicable to brokers, if a broker has not been provided with competing proxy materials (in addition to the Fund’s proxy materials), the broker will be prohibited from exercising discretionary authority with respect to any of the proposals to be voted on with respect to your account, unless you provide the broker with specific voting instructions. In these cases, those shares will not be counted for the purpose of determining whether a quorum is present. In other words, unless you provide your broker with specific voting instructions, the broker is not permitted to provide a proxy with respect to your shares, and, accordingly, such shares will not count as present for quorum purposes. If the broker has not been provided with competing proxy materials, the broker may vote your shares without your specific instruction with respect to routine proposals, including, in that case, Proposal 1 to elect the Director Nominees. In that case, if your broker casts a discretionary vote on Proposal 1, a “broker non-vote” will occur as to any other proposal on which you have not given specific voting instructions; such shares will count for the purpose of determining whether a quorum is present; and any such broker non-vote will not be considered a vote cast on any such proposal.

YOUR VOTE IS VERY IMPORTANT. To ensure that your shares are represented at the 2026 Annual Meeting, we urge you to vote TODAY by following the instructions on the accompanying proxy card to vote by Internet or telephone, or by signing, dating and returning the proxy card, whether or not you plan to attend the 2026 Annual Meeting. You can revoke your proxy at any time before the proxy or proxies you appointed cast your votes. If your bank, broker or other nominee is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from such holder of record. You must follow these instructions in order for your shares to be voted. We urge you to instruct your broker or other nominee, by following the instructions on the accompanying proxy card, to vote your shares in line with the Board of Directors’ recommendations on the proxy card.

Q. What is a quorum?

A.	A quorum is the minimum number of shares required to be present at the 2026 Annual Meeting to properly hold an annual meeting of shareholders and conduct business under the By-Laws and Puerto Rican law. Without a quorum, no business may be transacted at the 2026 Annual Meeting. The presence at the 2026 Annual Meeting virtually or representation by proxy of the holders of more than one-half of the outstanding shares will constitute a quorum. Abstentions and withhold votes are counted as shares present and entitled to vote for purposes of determining a quorum. If your broker is provided with competing proxy materials (in addition to the Fund’s proxy materials), your broker will be prohibited from exercising discretionary authority with respect to any of the proposals to be voted on with respect to your shares, unless you provide the broker with specific voting instructions. In these cases, those shares will not be counted for the purpose of determining whether a quorum is present. If the broker has not been provided with competing proxy materials, the broker may vote your shares without your specific instruction with respect to routine proposals, including, in that case, Proposal 1 to elect the Director Nominees. In these cases, if your broker casts a discretionary vote on Proposal 1, a “broker non-vote” will occur as to any other proposal on which you have not given specific voting instructions, and such shares will count for purposes of determining whether a quorum is present.

Q. How will the 2026 Annual Meeting be conducted?

A.	The 2026 Annual Meeting will be conducted virtually. Any shareholder wishing to participate in the 2026 Annual Meeting by means of remote communication can do so. If you were a record holder of shares of common stock of the Fund as of the close of business on the record date, June 12, 2026, please register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (5:00 p.m. Eastern Daylight Time) on July 28, 2026 to attend and vote at the 2026 Annual Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the 2026 Annual Meeting.

Q. If I can’t attend the 2026 Annual Meeting, can I vote later?

A.	No, any votes submitted after the closing of the polls at the 2026 Annual Meeting will not be counted. You do not need to attend the virtual Meeting to vote if you submitted your vote via proxy in advance of the 2026 Annual Meeting. Whether or not shareholders plan to attend the 2026 Annual Meeting, we urge shareholders to vote and submit their proxy in advance of the 2026 Annual Meeting by one of the methods described in the proxy materials.

Q. Who can help answer any other questions I may have?

A.	If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact the Fund in writing at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND DATE THE PROXY CARD DELIVERED TO YOU AND RETURN IT PROMPTLY. RETURNING YOUR PROXY CARD WILL NOT PREVENT YOU FROM VOTING AT THE MEETING, BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The close of business on June 12, 2026 has been fixed as the record date for the determination of the shareholders entitled to notice of and to vote at the 2026 Annual Meeting and all adjournments and postponements thereof.

Each shareholder is entitled to one vote for each full share of common stock held and a corresponding fraction of a vote for each fractional share of common stock held by the shareholder on June 12, 2026. On such date, there were 1,540,184 shares of common stock outstanding.

Please see “Security Ownership of Certain Beneficial Owners and Management” below for a list of each person or group of affiliated persons known by the Fund to be the beneficial owner of more than 5% of the Fund’s shares.

PROPOSAL 1:   TO ELECT FOUR DIRECTORS OF THE FUND’S BOARD OF DIRECTORS

At the 2026 Annual Meeting, the following persons are to be nominated for election as members of the Fund’s Board of Directors (the “Director Nominees”), each to hold office until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty-five (85) years of age (except that (A) any director that has reached eighty-five (85) years of age as of December 31 of any given year may continue to serve on the Board (i) for the remaining term of the class such director was assigned to and (ii) one (1) additional term of such class, provided all the other directors vote in favor of either term of extension, and (B) any such extension will be through the end of the applicable term and until such Director’s successor shall have been elected and qualified), or until he or she shall have resigned or been removed. The Board of Directors is divided into three classes, namely Class I, Class II, and Class III. Each year, the term of office of one class expires, and the re-election for such Class will be for a term of three years. Unless authority is withheld, it is the intention of the persons named in the proxy card accompanying this Proxy Statement to vote such proxy “FOR ALL” of the Director Nominees appearing below to be elected. Each Director Nominee has indicated that they will serve if elected, but if any Director Nominee should be unable to serve, the proxy will be voted for any other person determined by the attorneys-in-fact named in the proxy in accordance with their judgment.

Messrs. Pellot and Nido served as members of the Board of Directors during the entirety of the fiscal year ended March 31, 2026. Messrs. Pedrero and Vallejo have served as members of the Board of Directors beginning January 1, 2026. Currently, none of the Director Nominees is an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Members of the Board of Directors who are not “interested persons” as defined in the 1940 Act are referred to herein as “Independent Directors”.

Shareholders who wish to recommend a nominee should send nominations to the Fund Secretary at the address, within the timeframe and with the materials described in “Shareholder Proposals”.

The Board of Directors intends to nominate the following persons to be elected as Directors:

Name	Expiration of Term	Class
Gabriel Pagán Pedrero	2027	I
Jorge I. Vallejo	2028	II
Luis M. Pellot	2029	III
Carlos Nido	2029	III

Certain biographical and other information related to the Director Nominees is set forth below, including their ages, their principal occupations for the last five years, the length of time served as a member of the Board of Directors, the total number of Affiliated Funds (such term as defined in the table below) overseen and public directorships held. For additional biographical information concerning the Director Nominees, see “Board Diversification and Director Qualifications”.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Independent Director Nominees
Gabriel Pagán Pedrero (72)	Director	Class I; Current term expires in 2027 †	Vice President of Insular Construction and Supply Company Inc. since 1984. Former President of West Indian Products Corporation until 2013, and former Vice President of Commercial Adolfo S. Pagán, Inc.	5 funds	None

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Jorge I. Vallejo (71)	Director	Class II; Current term expires in 2028 †	Managing Partner of Vallejo & Vallejo, since April 1992, a real estate appraisal and consulting firm in San Juan, Puerto Rico. Mr. Vallejo is also partner of various special partnerships involved in real estate development.	5 funds	None
Luis M. Pellot (77)	Director	Class III; Term expires in 2026 Director since 2005	President of Pellot-González, Tax Attorneys & Counselors at Law, PSC (legal services business), since 1989.	20 funds consisting of 25 portfolios	None
Carlos Nido (60)	Director	Class III; Term expires in 2026 Director since 2008	President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare since 2016.	20 funds consisting of 25 portfolios	None

*               The address of each Director Nominee is UBS Trust Company of Puerto Rico, American International Plaza Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.

**             Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty-five (85) years of age (except that (A) any director that has reached eighty-five (85) years of age as of December 31 of any given year may continue to serve on the Board (i) for the remaining term of the class such director was assigned to and (ii) one (1) additional term of such class, provided all the other directors vote in favor of either term of extension, and (B) any such extension will be through the end of the applicable term and until such Director’s successor shall have been elected and qualified), or until he or she shall have resigned or been removed.

***          The “UBS Family of Funds” consists of GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.; Multi-Select Securities Fund for Puerto Rico Residents; Short Term Investment Fund for Puerto Rico Residents, Inc.; Tax Free Fund II for Puerto Rico Residents, Inc.; Tax Free Target Maturity Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund II for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.; U.S. Monthly Income Fund for Puerto Rico Residents, Inc.; and US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc. The “Puerto Rico Residents Family of Funds” consists of Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc.; and Puerto Rico Residents Bond Fund I. The UBS Family of Funds and the Puerto Rico Residents Family of Funds are managed by UBS Asset Managers of Puerto Rico (“UBS Asset Managers”), a division of UBS Trust Company of Puerto Rico (“UBS Trust PR”). For Messrs. Pedrero, Vallejo, Nido and Pellot, the Affiliated Funds consist of the UBS Family of Funds and the Puerto Rico Residents Family of Funds.

†                Messrs. Pedrero and Vallejo were appointed as directors by the Board of Directors, effective January 1, 2026, to fill the vacancies following Messrs. León and Villamil’s departures as Class I and II directors, respectively, subject to the shareholder ratification as required by Article SEVENTH Section B(5) of the Certificate of Incorporation of the Fund. In the event that Messrs. Pedrero and Vallejo or their successors are elected at the 2026 Annual Meeting, he (or such successor) shall serve until the 2027 and 2028 Annual Meeting of Shareholders, respectively and until his successor is elected and qualified.

Certain biographical and other information relating to the Directors who are not Director Nominees, as well as the Fund’s officers, is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served as a member of the Board of Directors or officer of the Fund, the total number of Affiliated Funds overseen, and public directorships held.

For additional biographical information concerning the Directors who are not Director Nominees, see “Board Diversification and Director Qualifications”.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Interested Director
Carlos V. Ubiñas**** (71)	Director, Chairman of the Board of Directors, and President	Class II; Term expires in 2028 President since 2015; Chairman of the Board of Directors since 2012; and Director since 2008	Chief Executive Officer since 2009, President since 2005 Managing Director, Head Asset Management and Investment Banking of UBS Financial Services Inc. since 2014; former Chief Operating Officer and Executive Vice President of UBS Financial Services Inc. from 1989 to 2005. UBS Financial Services Inc. is an affiliate of the Fund.	15 funds consisting of 20 portfolios	None
Independent Directors
Agustín Cabrer (78)	Director	Class I; Term expires in 2027 Director since 2008	President of Antonio Roig Sucesores (land holding enterprise with commercial properties) since 1995; President of Libra Government Building, Inc. (administration of court house building) since 1997; President of Cabrer Consulting (financial services business); President of CC Development, LLC (construction supervision and management consulting) for the last five years; President of CC Development, LLC (construction supervision and management consulting) since 2021; and Director of V. Suarez & Co. (food and beverage distribution company) since 2002.	15 funds consisting of 20 portfolios	None
Clotilde Pérez (74)	Director	Class I; Term expires in 2027 Director since 2009	Independent Corporate Development Consultant as of 2022; Vice President Corporate Development Officer at V. Suarez & Co., Inc. (a distributor of food, beverages, and household goods) 1999-2022; VP Senior Investment Banker, Citibank, N.A.-Puerto Rico 1997-1999; Executive Director at Grupo Guayacán, Inc. (an entrepreneurial development nonprofit organization) 1996-1997; Vice President Venture Capital, PR Economic Development Bank 1993-1996; Academic Dean, UPR-Río Piedras Campus, School of Business Administration 1990-1992; Associate Professor of Finance, University of Puerto Rico, Río Piedras Campus 1987-1992. Member of the Board of Directors of Campofresco Corp. (a beverage co-packing and manufacturing company) 2012-present; former Member of the Board of Trustee of the University of the Sacred Heart 2005-2019; Member of the Board of Directors of Grupo Guayacan, Inc., EnterPrize, Inc. (an enterprise development nonprofit organization) and Puerto Rico Venture Forum 1997-2013.	20 funds consisting of 25 portfolios	None
Officers
José Grau (62)	Treasurer	Treasurer since 2025

Chief Financial Officer of UBS Financial Services Inc. of Puerto Rico from 2013 to 2021; Treasurer of UBS Financial Services Inc. until 2021; and Director, Chief Financial Officer, Board member and Business Manager of UBS Trust Company of Puerto Rico.

				Not applicable	None

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Luz N. Colón (51)	Chief Compliance Officer	Chief Compliance Officer since 2013	Executive Director and Chief Compliance Officer of UBS Asset Managers of Puerto Rico and the UBS Family of Funds.	Not applicable	None
Heydi Cuadrado (45)	Assistant Treasurer and Vice President	Assistant Treasurer and Vice President since 2025	Director of UBS Trust Company of Puerto Rico, since March 2012.	Not applicable	None
Edward Ramos (58)	Vice President	Vice President since 2025	Associate Director of UBS Trust Company of Puerto Rico, since 2006.	Not applicable	None
María L. Vilaró (63)	Vice President	Vice President since 2025	Associate Director of UBS Trust Company of Puerto Rico, since 2009.	Not applicable	None
Liana Loyola (64)	Secretary	Secretary since 2014	Attorney in private practice since 2009.	Not applicable	None

*                The address of the Directors and Officers is UBS Trust Company of Puerto Rico, American International Plaza - Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.

**             Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty-five (85) years of age (except that (A) any director that has reached eighty-five (85) years of age as of December 31 of any given year may continue to serve on the Board (i) for the remaining term of the class such director was assigned to and (ii) one (1) additional term of such class, provided all the other directors vote in favor of either term of extension, and (B) any such extension will be through the end of the applicable term and until such Director’s successor shall have been elected and qualified), or until he or she shall have resigned or been removed. Each Officer is annually elected by and serves at the pleasure of the Board of Directors.

***           For Ms. Pérez the Affiliated Funds consist of the UBS Family of Funds and the Puerto Rico Residents Family of Funds. For Messrs. Ubiñas and Cabrer the Affiliated Funds consist of the UBS Family of Funds.

****        Considered an “Interested Director” of the Fund as that term is defined in Section 2(a)(19) of the 1940 Act as a result of his employment as an officer of the Fund, the Fund’s investment adviser, or an affiliate thereof.

As of June 12, 2026, the Directors and Officers of the Fund as a group beneficially owned an aggregate of less than 1% of the Fund’s outstanding shares of common stock. The Fund’s By-Laws define beneficial ownership to comprise all shares that a person, together with such person’s affiliates and associates (as defined in Rule 12b-2 under the Exchange Act), may be deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 of the Exchange Act, as well as all shares that such person, together with such person’s affiliates and associates, has the right to become the beneficial owner pursuant to any agreement or understanding, or upon the exercise of warrants, options or rights to convert or exchange (whether such rights are exercisable immediately or only after the passage of time or the occurrence of conditions).

The Board

Mr. Ubiñas, the Chairman of the Board, is an Interested Director because of his affiliation with the Fund’s investment adviser. The Independent Directors have designated Mr. Cabrer as the Lead Independent Director. In that capacity, Mr. Cabrer generally acts as chairman of meetings or executive sessions of the Independent Directors and, when appropriate, represents the views of the Independent Directors to management. The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

During the fiscal year ended March 31, 2026 the Fund’s Board of Directors met seven times. During that period, each of the Independent Directors attended 100% of the meetings of the Board of Directors and Mr. Ubiñas attended 57% of the meetings of the Board of Directors. The aggregate remuneration by the Fund to Independent Directors then serving in such capacity for attendance at such meetings held during the fiscal year ended March 31, 2026 amounted to $25,093.13.

The Fund does not have a policy regarding director attendance at the Annual Meeting of Shareholders, and none of the Directors attended the 2025 Annual Meeting of Shareholders.

Audit Committee

The Fund’s Board of Directors has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, which is responsible for overseeing the Fund’s accounting, financial reporting and auditing policies and practices and for recommending to the Board of Directors any action to ensure that the Fund’s accounting and financial reporting are consistent with acceptable accounting standards applicable to the mutual fund industry. The Board of Directors has adopted an Audit Committee Charter, which is included with this Proxy Statement as Appendix A. The Audit Committee is composed solely of Independent Directors, consisting of Messrs. Cabrer and Pellot and Ms. Pérez. The Audit Committee is advised by independent legal counsel in connection with its duties. Ms. Pérez serves as Chair of the Audit Committee and audit committee financial expert.

The Audit Committee met five times during the fiscal year ended March 31, 2026. Each of the directors who were members of the Audit Committee during the fiscal year ended March 31, 2026, attended 100% of the Audit Committee meetings during such fiscal year. The aggregate remuneration by the Fund to the directors then serving in such capacity for attendance at such meetings during the fiscal year ended March 31, 2026 amounted to $6,127.08.

Audit Fees. The aggregate fees billed for professional services rendered by E&Y for the audit of the Fund’s annual financial statements and for services that are normally provided by E&Y in connection with statutory and regulatory filings for the fiscal years ended March 31, 2025, and March 31, 2026, were $57,289, and $59,294, respectively.

Audit-Related Fees. The aggregate fees billed for assurance and related services by E&Y that reasonably relate to the performance of the audit of the Fund’s financial statements and are not reported as audit fees for the fiscal years ended March 31, 2025, and March 31, 2026, were $8,532 and $8,612, respectively. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the 1940 Act, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies. There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

Tax Fees. The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended March 31, 2025, and March 31, 2026, were $10,412 and $10,412, respectively. There were no tax fees required to be approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

All Other Fees. The aggregate fees billed for any other products or services provided by E&Y for the fiscal years ended March 31, 2025, and March 31, 2026, other than the services disclosed above were $0 and $0, respectively. There were no “all other” fees required to be approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and permissible non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Exchange Act.

All the audit and tax services described above for which E&Y billed the Fund fees for the fiscal years ended March 31, 2025, and March 31, 2026, were pre-approved by the Audit Committee. For the fiscal years ended March 31, 2025, and March 31, 2026, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

The aggregate fees billed by E&Y for non-audit services rendered to the Fund, its investment adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended March 31, 2025, and March 31, 2026, other than those disclosed above, were $0 and $0, respectively.

The Audit Committee of the Fund’s Board considered the provision of non-audit services that were rendered to the Fund’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

Representatives of E&Y are invited to attend the 2026 Annual Meeting and, if in attendance, such representatives will have the opportunity to make a statement if they desire to do so and be available to respond to appropriate questions.

Audit Committee Report. The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended March 31, 2026, with management of the Fund and with E&Y. The Audit Committee has received written disclosures and the letter required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, from E&Y, independent auditors for the Fund. The Audit Committee has discussed with E&Y its independence with respect to the Fund and certain matters required to be discussed by Statements on Auditing Standards No. 114, as may be modified or supplemented. E&Y meets the independence requirements under AICPA standards and is independent from the Fund considering the independence rules of the Securities and Exchange Commission (the “SEC”). Following the Audit Committee’s review and discussion regarding the audit of the Fund’s financial statements with Fund management and E&Y, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements for the Fund’s most recently completed fiscal year be included in the Fund’s Annual Report to Shareholders. In addition, pursuant to the request of the Independent Directors who serve on the Audit Committee, executive sessions were held throughout the year with E&Y and Fund management to discuss any concerns the Independent Directors may have had regarding the Fund. The Audit Committee is notified by Fund management or E&Y if any material concerns arise during the course of the audit and preparation of the audited financial statements and before they are mailed to shareholders as part of the Fund’s Annual Report to Shareholders. The Audit Committee has not received any such notifications for the fiscal year ended March 31, 2026, as of the date of this Proxy Statement.

Agustín Cabrer, Member of the Audit Committee

Luis M. Pellot, Member of the Audit Committee

Clotilde Pérez, Chairperson of the Audit Committee

Dividend Committee

The Dividend Committee is responsible for the determination of the amount, the form, and record date of any dividends to be declared and paid by the Fund. The Dividend Committee has three members, Messrs. Cabrer and Pellot, who are Independent Directors, and Mr. Ubiñas, who is an Interested Director. The Dividend Committee did not meet during the fiscal year ended March 31, 2026.

Compensation Committee

The Fund does not have a standing compensation committee.

Nominating Committee

The Fund has a Nominating Committee composed of three Independent Directors, who are Messrs. Cabrer, Nido, and Pellot. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as Independent Directors of the Fund and to recommend its nominees for consideration by the full Board of Directors. The Independent Directors have retained independent legal counsel to assist them in connection with these duties. While the Nominating Committee is solely responsible for the selection and nomination of the Fund’s Independent Directors, the Nominating Committee may consider nominations for the office of Director made by Fund shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations to the Fund’s Secretary that include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee evaluates nominees from whatever source using the same standard. The Fund has adopted a written Charter for the Nominating Committee, which is included with this Proxy Statement as Appendix B. The Nominating Committee met once during the fiscal year ended March 31, 2026. Each of the Independent Directors who were members of the Nominating Committee during the fiscal year ended March 31, 2026 attended 100% of the Nominating Committee meetings during such fiscal year.

In identifying and evaluating a potential nominee to serve as an Independent Director of a Fund, the Nominating Committee will consider, among other factors, (i) the contribution that the person can make to the Board of Directors, with consideration being given to the person’s business and professional experience, education, and such other factors as the Committee may consider relevant; (ii) the character and integrity of the person; (iii) whether or not the person is “independent” as that term is defined in Section 2(a)(19) of the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director; (iv) whether or not the person has any business, charitable, financial or family relationships with Fund management, the investment adviser or manager of the Fund, any sub-adviser to the Fund, Fund service providers or their affiliates; (v) whether the individual is financially literate pursuant to applicable standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve, and willing and able to commit the time necessary to perform the duties of a Fund Director; and (viii) whether or not the selection and nomination of the person would be consistent with the Fund’s retirement policy.

Board Diversification and Director Qualifications

In determining that a particular director was qualified to serve on the Board, the Board has considered each director’s background, skills, experience, and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that directors need to have the ability to critically review, evaluate, question, and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each director satisfies this standard. An effective director may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each director should continue to serve in that capacity. References to the experiences, qualifications, attributes, and skills of directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any director as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Luis M. Pellot. Mr. Pellot has been the President of Pellot-González, Tax Attorneys & Counselors at Law, PSC since 1989. He is also a member of the Puerto Rico Bar Association, Puerto Rico Manufacturers Association, Puerto Rico Chamber of Commerce, Puerto Rico General Contractors Association, Puerto Rico Hotel & Tourism Association and Hispanic National Bar Association and President of Tax Committee, Puerto Rico Chamber of Commerce from 1996 to 1997. He has been an Independent Director and member of the Audit Committee of the UBS Family of Funds since 2002.

Agustin Cabrer. Mr. Cabrer was the President of Starlight Development Group, Inc., a real estate development company, from 1995 to 2014. He is also the President of Antonio Roig Sucesores since 1995 (real estate development), a Partner of Desarrollos Roig since 1995, Desarrollos Agricolas del Este S.E. since 1995, and El Ejemplo, S.E. since 1995 (real estate development). He is also a Partner, Pennock Growers, Inc. since 1998, Partner and Managing Director of RERBAC Holdings, LLP since 2004 (real estate development), Director of V. Suarez & Co. since 2002, V. Suarez Investment Corporation since 2002, V. Suarez International Banking Entity, Inc. since 2002, Villa Pedres, Inc. since 2002, and Caparra Motor Service since 1998, Director of TC Management from 2002 to 2013, Officer of Candelero Holdings & Management, Inc. from 2001 to 2013, 100% owner, President and Registered Principal (Agent) of Starlight Securities Inc. since 1995 (registered broker-dealer), former Member of the Board of Trustees of the University of Puerto Rico, Partner and Officer of Grupo Enersol, LLC since 2013 (solar photovoltaic developer), President of Libra Government Building, Inc. since 1997, Partner of Cometa 74, LLC since 1998, Vice-President of Candelario Point Partners, Inc. since 1998 and Officer of Marbella Development, Corp. from 2001 to 2014.

Carlos J. Nido. Mr. Nido has been the President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare, since 2015. He is also President and Executive Producer of Piñolywood Studios LLC. He also serves as a member of the Board of Grupo Ferré Rangel, GFR Media, LLC, the UBS Puerto Rico family of Mutual Funds, B. Fernández & Hnos. Inc., Puerto Rico Ambulatory Surgery Center, and the San Jorge Children’s Foundation; Member of the Advisory Board of Advent Morro Private Equity Funds. Former Senior Vice President of Sales of El Nuevo Día, President of Del Mar Events. He is the former President and founder of Virtual, Inc. and Zona Networks and General Manager of Editorial Primera Hora from 1997 until 1999.

Clotilde Pérez. Ms. Perez has been a corporate development consultant since 2022; Vice President Corporate Development Officer of V. Suárez & Co., Inc. (distributor of food, beverages, and household goods) from 1999 to 2022; former Member of the Board of Trustees of the University of the Sacred Heart from 2005 to 2019; Member of the Board of Directors of Campofresco Corp. (beverage co-packing and manufacturing company) since 2012; Partner of Inforgerencia, Inc. since 1985; former Member of the Board of Directors of Grupo Guayacan, Inc. (entrepreneurial development nonprofit organization), EnterPrize, Inc. (enterprise development nonprofit organization), and Puerto Rico Venture Forum from 1999 to 2013; Vice President Venture Capital, PR Economic Development Bank from 1993-1996; and Associate Professor of Finance, University of Puerto Rico, Rio Piedras Campus from 1987-1992.

Carlos V. Ubiñas. Mr. Ubiñas has been the Chief Executive Officer of UBS Financial Services, Inc. since 2009. He has also been the President of UBS Financial Services, Inc. since 2005 and the Managing Director, Head Asset Management and Investment Banking of UBS Financial Services, Inc. since 2014. He is the former Chief Operating Officer and Executive Vice President of UBS Financial Services, Inc. from 1989 to 2005.

Gabriel Pagán Pedrero. Mr. Pagán has been Vice President of Insular Construction and Supply Company Inc. since 1984. He was President of West Indian Products Corporation until 2013 and is the former Vice President of Commercial Adolfo S. Pagán, Inc.

Jorge I. Vallejo. Mr. Vallejo has been Managing Partner of Vallejo & Vallejo since 1992, a real estate appraisal and consulting firm in San Juan, Puerto Rico. Mr. Vallejo is also partner of various special partnerships involved in real estate development.

Risk Oversight

The day-to-day operations of the Fund, including the management of risk, are performed by third party service providers, such as the Fund’s investment adviser and administrator. The Board of Directors is responsible for overseeing the Fund’s service providers and thus has oversight responsibilities with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures, and controls to identify certain of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the investment adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a committee, interacts with and reviews reports from, among others the Fund’s investment adviser, the Fund’s administrator, the Fund’s chief compliance officer and its independent registered public accounting firm, as appropriate, regarding risks faced by the Fund. The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the investment adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Investment Advisory Agreement, the Board meets with the investment adviser to review the services provided. Among other things, the Board regularly considers the investment adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board has appointed a chief compliance officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers. The Board, with the assistance of the investment adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, as part of the Board’s oversight of the Fund’s advisory and other service provider agreements, the Board may periodically consider risk management aspects of their operations and the functions for which they are responsible.

Compensation of Independent Directors

Each Independent Director receives a stipend from the Fund of up to $1,000 plus expenses for attendance at each meeting of the Fund’s Board of Directors, $500 plus expenses for attendance at each special meeting of the Fund’s Board of Directors, and $500 plus expenses for attendance at each meeting of the audit committee. The Independent Directors do not receive retirement or other benefits as part of their compensation.

The following table sets forth certain information related to the compensation of the Fund’s directors from the Fund.

Name of Fund Director	Aggregate Compensation from the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Affiliated Funds(2)
Independent Directors
Agustín Cabrer	$6,088.24	None	None	$102,091.59
Carlos J. Nido	$4,088.24	None	None	$104,186.80
Clotilde Pérez	$4,088.26	None	None	$116,186.80
José J. Villamil	$4,088.24	None	None	$63,386.80
Luis M. Pellot	$6,088.24	None	None	$127,891.59
Vicente J. León	$6,088.24	None	None	$102,091.59
Gabriel Pagán Pedrero(3)	$1,033.34	None	None	$45,800.00
Jorge I. Vallejo(3)	$1,033.34	None	None	$37,800.00
Interested Director
Carlos V. Ubiñas	$0.00	None	None	$0.00

(1)             Amount for the fiscal year ended March 31, 2026.

(2)             Amount for the calendar year ended December 31, 2025 and does not include amounts, if any, related to reimbursement for expenses related to attendance at such board meetings or meetings of committees thereof. For Messrs. Ubiñas, Cabrer, León and Villamil, the Affiliated Funds consist of the UBS Family of Funds. For Messrs. Pedrero, Vallejo, Nido and Pellot and Ms. Pérez, the Affiliated Funds consist of the UBS Family of Funds and the Puerto Rico Residents Family of Funds.

(3)              Messrs. Pedrero and Vallejo were appointed as directors by the Board of Directors, effective January 1, 2026.

The Fund, its Board of Directors, and certain executive officers are subject to legal proceedings, claims, and litigation arising in the ordinary course of business. While the outcome of these matters is currently not determinable, management does not expect that the ultimate outcome of these matters will have a material adverse effect on the Fund’s financial position, results of operations, or cash flows.

Director Ownership of Equity Securities in the Fund and Affiliated Funds

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by each Director as of March 31, 2026:

Name of Fund Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Affiliated Funds(1)
Independent Directors
Agustín Cabrer	$0	$0
Carlos J. Nido	$0	$10,001-$50,000
Clotilde Pérez	$0	$0
Luis M. Pellot	$0	$0
Gabriel Pagán Pedrero(2)	$0	$10,001-$50,000
Jorge I. Vallejo(2)	$0	$0
Interested Director
Carlos V. Ubiñas	$0	$1,000,001-$5,000,000

(1)         For Messrs. Ubiñas and Cabrer, the Affiliated Funds consist of the UBS Family of Funds. For Messrs. Pedrero, Vallejo, Nido and Pellot and Ms. Pérez, the Affiliated Funds consist of the UBS Family of Funds and the Puerto Rico Residents Family of Funds.

(2)          Messrs. Pedrero and Vallejo were appointed as directors by the Board of Directors, effective January 1, 2026.

Please also see “Security Ownership of Certain Beneficial Owners and Management” below for the number of shares beneficially owned by the Directors and named executive officers of the Fund.

As of June 12, 2026, based on information provided by each of the Independent Directors, none of the Independent Directors or their immediate family members owned beneficially or of record any securities of the investment adviser, principal or indirectly controlling, controlled by, or under common control with such entities.

Required Vote

In the election of Directors of the Fund, the nominees will be elected by a plurality of votes cast at the 2026 Annual Meeting. In other words, if more than four persons are lawfully nominated for election at the 2026 Annual Meeting, only the four nominees receiving the highest number of votes cast at the 2026 Annual Meeting will be elected. Alternatively, in the event the only nominees standing for election are the four nominees of the Board of Directors, then each such nominee will be elected so long as they receive at least one vote in favor of their election. As a result, in each case, any shares not voted FOR a particular nominee, whether as a result of a withhold vote, a broker non-vote or an abstention (in each case, as described below), will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR ALL” ON THE PROPOSAL TO ELECT THE ABOVE REFERENCED DIRECTOR NOMINEES AS DIRECTORS OF THE FUND.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Fund’s shares as of June 12, 2026 for:

●	each person or group of affiliated persons known by the Fund to be the beneficial owner of more than 5% of the Fund’s shares;

●	each of the Fund’s named executive officers;

●	each of the Fund’s directors; and

●	all of the Fund’s current executive officers and directors as a group.

The Fund has determined beneficial ownership in accordance with the rules and regulations of the SEC, and thus it represents sole or shared voting or investment power with respect to the Fund’s shares. Unless otherwise indicated below, to the Fund’s knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to applicable community property laws.

Applicable percentage ownership is based on 1,540,184 shares of the Fund’s common stock outstanding as of the close of business on June 12, 2026.

The information provided in the table is based on the Fund’s records, information filed with the SEC and information provided to the Fund, except where otherwise noted.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Shares of Common Stock Beneficially Owned
Directors and Officers: (1)
Agustín Cabrer	0	*
Carlos J. Nido	0	*
Clotilde Pérez	0	*
Luis M. Pellot	0	*
Gabriel Pagán Pedrero(2)	0	*
Jorge I. Vallejo(2)	0	*
Carlos V. Ubiñas	0	*
All Officers and Directors as a Group (13 persons)	0	*

* Represents beneficial ownership of less than one percent (1%).

(1)   The address of the Directors and Officers is UBS Trust Company of Puerto Rico, American International Plaza, Penthouse Floors, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.

(2)   Messrs. Pedrero and Vallejo were appointed as directors by the Board of Directors, effective January 1, 2026.

TRANSACTIONS WITH RELATED PERSONS

The Fund’s By-Laws require the Fund to indemnify the Directors and Officers to the fullest extent permitted by the Puerto Rico General Corporations Act, the Investment Companies Act of Puerto Rico, and Section 17(h) of the 1940 Act. Pursuant to Section 17(h) of the 1940 Act, such indemnification of the Directors would not protect a Director from liability to the Fund or its shareholders from liability that the Director would otherwise be subject to by reason of such Director’s own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as a Director.

Other than as described above, since April 1, 2025, the Fund has not entered into any transactions, nor are there any currently proposed transactions, between the Fund and a related party where the amount involved exceeds, or would exceed, $120,000, and in which any related person had or will have a direct or indirect material interest.

ADDITIONAL INFORMATION

Withhold Votes, Abstentions and Broker Non-Votes

Proxies (i) that are returned to the Fund but are accompanied by instructions to withhold authority to vote or (ii) that are marked with an abstention, if applicable, will be considered to be present at the 2026 Annual Meeting for purposes of determining a quorum. Withhold votes and abstentions will not be counted as votes cast. If you are a street name shareholder and your broker has not been provided with competing proxy materials, the broker may vote your shares without your specific instruction with respect to routine proposals, including, in that case, Proposal 1 to elect the Director Nominees. In that case, if your broker casts a discretionary vote on Proposal 1, a “broker non-vote” will occur as to any other proposal on which you have not given specific voting instructions; such shares will count for the purpose of determining whether a quorum is present; and any such broker non-vote will not be considered a vote cast on any such proposal.

Unless instructions to the contrary are marked thereon, the accompanying proxy card will be voted FOR ALL of the Director Nominees to be elected.

The election of Directors (Proposal 1) requires that the nominee be elected by a plurality of votes cast at the 2026 Annual Meeting. In other words, if more than four persons are lawfully nominated for election at the 2026 Annual Meeting, only the four nominees receiving the highest number of votes cast at the 2026 Annual Meeting will be elected. Alternatively, in the event the only nominees standing for election are the four nominees of the Board of Directors, then each such nominee will be elected so long as they receive at least one vote in favor of their election. As a result, any shares not voted FOR a particular nominee, whether as a result of a withhold vote, a broker non-vote or an abstention, will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

Investment Adviser, Administrator, and Principal Underwriter

UBS Asset Managers, a division of UBS Trust PR, serves as the Fund’s investment adviser. UBS Asset Managers is located at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918.

UBS Trust PR serves as the Fund’s administrator. UBS Trust PR is located at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918.

UBS Financial Services Puerto Rico serves as the Fund’s principal underwriter. UBS Financial Services Puerto Rico is located at 250 Muñoz Rivera Avenue, American International Plaza, Penthouse Floors, San Juan, Puerto Rico 00918.

Other Matters to Come Before the 2026 Annual Meeting

The Directors do not intend to present any other business at the 2026 Annual Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the 2026 Annual Meeting, in accordance with the Fund’s By-Laws, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Proposals

Shareholders may present proper proposals for inclusion in the proxy statement and for consideration at next year’s annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act by submitting their proposals in writing to the Fund Secretary at the Fund’s principal executive office at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918, in a timely manner. For a Rule 14a-8 shareholder proposal to be considered for inclusion in our proxy statement for the 2027 Annual Meeting of Shareholders, the Fund’s Secretary must receive the written proposal at the Fund’s principal executive offices not later than March 1, 2027. In addition, such shareholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

As provided for in the Fund’s By-Laws, at any annual or special meeting of shareholders, proposals by shareholders (other than pursuant to Rule 14a-8 under the Exchange Act) and persons nominated for election as Directors by shareholders shall be considered only if advance notice thereof has been timely given as provided herein, and such proposals or nominations are otherwise proper for consideration under applicable law and the Fund’s Certificate of Incorporation and By-Laws. Notice of any proposal to be presented by any shareholder or the name of any person to be nominated by the shareholder for election as a Director of the Fund at any meeting of shareholders, shall be delivered to the Fund’s Secretary at its principal executive office at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918 not less than thirty (30) nor more than fifty (50) days prior to the date of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed (in a public filing or otherwise) less than forty (40) days prior to the date of the meeting, such notice shall be given not more than ten (10) days after such date is first so announced or disclosed. Public notice shall be deemed to have been given more than forty (40) days in advance of the annual meeting, if the Fund shall have previously disclosed, in the Fund’s By-Laws or otherwise, that the annual meeting in each year is to be held on a determinable date unless and until the Board of Directors determines to hold the meeting on a different date. To be timely for the 2026 Annual Meeting, notice of any proposal to be presented by any shareholder or the name of any person to be nominated by the shareholder for election as a Director of the Fund at the 2026 Annual Meeting shall be delivered to the Fund’s Secretary at its principal executive office no later than July 9, 2026. Any shareholder who gives notice of any such proposal shall deliver therewith the text of the proposal to be presented and a brief written statement of the reasons why such shareholder favors the proposal and setting forth such shareholder’s name and address, the number and class of all shares of stock of the Fund beneficially owned by such shareholder, and any material interest of such shareholder in the proposal (other than as a shareholder). Any shareholder desiring to nominate any person for election as a Director shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of stock of the Fund beneficially owned by such person, the information regarding such person as would be required by paragraphs (a), (e), and (f) of Item 401 of Regulation S-K adopted by the SEC (or the corresponding provisions of any regulation subsequently adopted by the SEC), such person’s signed consent to serve as a Director of the Fund if elected, such shareholder’s name and address as well as the number and class of all shares of stock of the Fund beneficially owned by such shareholder. The person presiding at the 2026 Annual Meeting, in addition to making any other determinations that may be appropriate to the conduct of the 2026 Annual Meeting, shall determine whether such notice has been duly given and shall direct that any such proposal and/or the respective nominee not be considered if such notice has not been given as provided herein.

Costs of Solicitation

In addition to the solicitation of proxies by mail, directors, officers, and representatives of the Fund as well as officers and other employees of UBS Trust PR, in its capacity as Fund administrator, and its respective affiliates, may also solicit proxies by telephone, telefax, or in person. The Fund has not retained any specially engaged employees, representatives or other persons (other than Broadridge to perform certain ministerial services) to assist in the proxy solicitation and setting up and administering the virtual shareholder meeting for the Fund. The cost of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund. The Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the shares.

Shareholder Communications

Shareholders may send communications to the Fund’s Board of Directors by addressing the communication directly to the Board (or individual Board members) and/or clearly indicating that the communication is for the Board (or individual Board members). The communication may be sent to either the Fund’s principal executive office at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918 or directly to such Board member(s) at the address specified for each Director above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Shareholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders.

Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Fund’s Secretary at:

Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

Telephone: (787) 733-3888

Shareholders who currently receive multiple copies of this Proxy Statement at their address and would like to request householding of their communications should contact their bank or broker.

Appraisal Rights

Shareholders do not have appraisal rights under Puerto Rican law in connection with this proxy solicitation.

Your vote is important regardless of the size of your holdings in the Fund. Whether or not you plan to attend the 2026 Annual Meeting, we ask that you please complete, sign and date the proxy card delivered to you and return it promptly. Returning your proxy card will not prevent you from voting at the 2026 Annual Meeting, but will ensure that your vote is counted if you are unable to attend.

In San Juan, Puerto Rico, this 29th day of June, 2026.

By Order of the Board of Directors:

/s/ Liana Loyola
Liana Loyola
Secretary

APPENDIX A: AUDIT COMMITTEE CHARTER

Audit Committee Charter

UBS Puerto Rico Family of Funds

Purpose and Authority

This document serves as the Charter for the Audit Committee (the “Committee”) of the Boards of Directors (each, a “Board” and collectively, the “Boards”) of each of the funds for which UBS Asset Managers of Puerto Rico (“UBS AMPR”), a division of UBS Trust Company of Puerto Rico, serves as investment adviser and fund administrator (each a “Fund”, and collectively, the “Funds”). The Board of each Fund has adopted this Audit Committee Charter. The primary purpose of the Committee is to assist the Boards in their oversight of the Funds’ accounting and financial reporting policies and practices and to recommend to the Boards any action to ensure that accounting and financial reporting are consistent with Generally Accepted Accounting Principles (“GAAP”) and other regulations applicable to the mutual fund industry. The Funds are considered investment companies under the GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standard Board (“FASB”) Accounting Standards Codification 946 (“ASC 946”), Financial Services-Investment Companies.

In connection with the oversight of each Fund’s accounting and financial reporting policies and practices, the Committee will endeavor to assure the quality and objectivity of each Fund’s independent audit and each Fund’s financial statements, act as a liaison between the Boards and each Fund’s independent auditors and periodically report to the Boards. In performing its duties, the Committee shall have access to the Boards, the independent auditors, the Fund officers, and the senior management of UBS AMPR. The Committee shall have the funding authority required to carry out its responsibilities.

The Audit Committee shall be responsible for:

•	Oversight of the accounting and financial reporting processes of the Fund and the Fund’s internal control over financial reporting;

•	Oversight of the integrity of the Fund’s financial statements and the independent audit thereof;

•	Oversight or, as appropriate, assisting Board oversight of the Fund’s compliance with legal and regulatory requirements relating to fund accounting and financial reporting, internal controls over fund accounting and financial reporting, and independent audits;

•	Recommendation to the Board of Directors regarding the performance qualifications and independence of the independent auditors, including but not limited to, the appointment, compensation, retention, and termination of independent auditors, as well as the resolution of disagreements regarding financial reporting between UBS AMPR (fund management) and such independent auditors.

Composition

The Committee shall be composed of at least three (3) Directors. Each member of the Committee shall be an “Independent Fund Director” of the Fund, as defined in the Code of Ethics. The Committee member shall be financially literate at the time of his or her appointment to the respective Audit Committee; as such qualification is interpreted by the Board in its business judgment or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. In addition, the Committee shall use its best efforts that at least one Committee member has accounting or related financial management expertise as the Board interprets such qualification in its business judgment. The Committee members shall elect a chairperson, who shall preside over Committee meetings (the “Chairperson”). The Chairperson shall serve for successive terms of one (1) year.

The Board of Directors shall determine annually whether at least one of the members of the Audit Committee is an “audit committee financial expert.” In the alternative, the Board of Directors may elect to retain the services of an individual who meets the definition of an “audit committee financial expert,” who will advise the Board of Directors as well as the Audit Committee with respect to any matters so determined by either of them. An “audit committee financial expert” is defined as a person who has obtained all of the following attributes:

•	an understanding of GAAP and financial statements;

•	an ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

•	experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Funds’ financial statements, or experience actively supervising one or more persons engaged in such activities;

•	an understanding of internal controls and procedures for financial reporting; and

•	an understanding of audit committee functions.

No Committee member shall serve on the audit committee of more than three (3) other public companies. If the Committee member serves as an audit committee member for mutual fund families, each mutual fund family counts as one public company.

Meetings

The Committee shall meet on a regular basis, but not less frequently than quarterly. The meeting may be either in person and/or telephone or via any electronic meeting system, such as web conference, video conference, webcam, etc. An agenda shall be established for each meeting by the Committee members. Special meetings shall be called as circumstances require and the Committee will meet such additional times as the Committee may, from time to time, deem necessary or appropriate in its judgment. The Chairperson or any member of the Committee may invite the Funds’ officers, independent auditors and other interested parties to participate in meetings. The Committee may, in its discretion, meet in executive session outside the presence of the Funds’ officers and other parties.

A majority of the Committee members shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the Committee members participating on the meeting, and voting, shall be determinative as to any matter submitted to a vote.

Reporting

The Committee shall report to the Boards on the result of its deliberations and make such recommendations as deemed appropriate.

Responsibilities and Duties

As a general rule, the Funds’ independent auditors are ultimately accountable to the applicable Board and the Committee, and the Boards have the ultimate authority and responsibility to select, evaluate and where appropriate, replace the independent auditors of the Funds. In addition, the Committee shall have the following specific duties and responsibilities for each Fund:

•	Request that the Fund’s independent auditors annually provide copies of any report resulting from a peer review of the Fund’s independent auditors by another accounting firm and also reports issued by the Public Company Accounting Oversight Board (“PCAOB”).

•	Recommend to the Board the selection of an independent public accounting firm to serve as auditors.

•	Review the scope of the Fund’s proposed audit each year, including the extent of audit and non-audit services provided to the Fund by the independent auditors, and the audit procedures to be utilized. At the conclusion of each audit, the Committee will review the audit, including any comments or recommendations, with the independent auditors and discuss any such comments for recommendations with the Boards at the next regularly scheduled meeting or at a special meeting called for such purposes.

•	Approve the engagement of the independent auditors to provide other audit services or non- audit services to the Fund, the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement by the adviser affiliate relates directly to the operations and financial reporting of the Fund, and develop policies and procedures for pre- approval of any such audit or non-audit services.

•	Review the actions taken by the Valuation Committee, which has a delegated responsibility to carry out the valuation policies and procedures approved by the Board of Directors. The Committee’s fair value oversight responsibilities are guided by Section 2(a)(41) of the Investment Company Act, which relates to the determination of “fair value” of securities held by the Fund. In carrying out its responsibilities, the Committee will review and, if necessary, recommend actions with respect to reports providing information on securities valuation and related procedures and controls.

•	Consider whether (1) the provision of each non-audit service to the Fund by the Fund’s independent auditors is compatible with maintaining the independence of such independent auditors and (2) the provision of each non-audit service to the Fund’s investment adviser or any adviser affiliate that provides ongoing advice to the Fund is compatible with maintaining the independence of such independent auditors.

•	Review and approve proposed fees to be charged to the Fund for non-audit services.

•	Consider specific representations from the independent auditors with respect to audit partner rotation and conflicts of interest.

•	Ensure that the independent auditors submit annually to the Committee a formal written statement delineating all relationships of the auditors consistent with the requirements of the Public Company Accounting Oversight Board Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence.

•	Discuss with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

•	Recommend to the Board appropriate actions in response to the independent auditors’ report to satisfy itself of, and oversee, the independence of the auditors.

•	Discuss with fund management the performance of the independent auditors, management’s recommendation with respect to the reasonableness of their fees and the recommendation to the Board regarding the retention of the independent auditors.

•	Meet with the independent auditors prior to the audit to review the planning and staffing of the audit including the periodic rotation of the lead audit partner.

•	Review and discuss with the independent auditors and management the Fund’s annual report to shareholders and its presentation to the public, the Fund’s significant accounting policies and the adequacy of internal controls that could significantly affect the Fund’s financial statements underlying the report. During such meeting, the Independent Directors should meet in an Executive Meeting with the auditors to review and discuss the report findings and agree on any recommendations to the Board deemed necessary.

•	Review with the independent auditors and management any significant issues that could have a material effect on the Fund’s financial statements, as necessary.

•	Based on the review and discussions with the independent auditors, recommend to the Board that the audited financial statements be included in the annual report to shareholders, as required by the Investment Company Act of 1940, for filing with the SEC.

•	Prepare an audit committee report to be included in the proxy statement for the Annual Meeting of Shareholders of the closed-end Funds advised by UBS AMPR.

•	Review and discuss (1) the annual compliance program prepared by the Chief Compliance Officer (CCO); (2) the results of the reviews, special investigations or other procedures performed by the CCO or professional hired by the CCO and; (3) any other compliance function performed in relation to the Fund.

•	Establish procedures for (1) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (2) the confidential, anonymous submission of concerns by employees of the Fund’s investment adviser, manager, administrator, principal underwriter, or any other provider of accounting related services for the Fund regarding questionable accounting or auditing matters.

•	Conduct an annual performance assessment of the Committee relative to its adequacy, purpose, duties and responsibilities outlined herein and recommend any changes to the Board.

•	Perform such other duties and responsibilities as may be assigned to the Committee, from time to time, by the Board of Directors.

Limitation on Committee
Responsibility

The Audit Committee is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management of the Fund has the responsibility for preparing the financial statements and implementing internal controls; and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. It is understood that the review of the financial statements by the Audit Committees is not as detailed as, and is not deemed to substitute or replace, the audit performed by the independent auditors. In carrying out its responsibilities, the Audit Committee’s policies and procedures shall be adapted as appropriate, in order to best react to a changing environment.

Resources and Funding

In performing its duties, the Committee shall be provided by the investment adviser or Fund, as applicable, with such information, data and services as the Committee shall request to discharge its duties and responsibilities. The Audit Committee shall consult as it deems appropriate with the Board, officers and employees of the Fund, the investment adviser, Fund counsel and the Fund’s other service providers and, as it deems necessary to carry out its duties and at the Fund’s expense, may engage outside advisors and consultants. In carrying out its functions, the Committee shall meet separately, periodically, with management and with the Fund’s independent auditors. The Fund shall provide appropriate funding for the Committee to carry out its duties and responsibilities.

Amendments

This charter may be amended by a vote of a majority of the Boards of Directors, including a majority of the Independent Fund Directors. It will be reviewed at least annually.

Approval History
Action	Date
BoD adopted the procedures	5/11/2021
BoD approved amendments	2/25/2022
BoD reaffirmed the Charter	11/29/2022
Reaffirmed by BoD	11/28/2023
Amendment approved by BoD	11/26/2024

APPENDIX B: NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Nominating & Governance Committee Charter
UBS Puerto Rico Family of Funds

Purpose

This Nominating & Governance Committee Charter (the “Charter”), adopted by the Board of Directors (the “Board”) of each of the Funds comprising the UBS Puerto Rico Family of Funds (the “Funds”) sets forth the roles and responsibilities of the Nominating & Governance Committee of the Board (the “Committee”), the procedures for directors’ nominations, corporate governance guidelines and process and manner in which shareholders can communicate with the Board on matters relevant to the Committee’s business.

The Governance section of this Charter defines key organizational elements of the Committee and describes how the Committee will be governed in order to ensure integrity, accountability, relevance, effectiveness, sustainability, and impact. Alongside, this Charter is one of the Committee’s foundational core documents in order to further define and fulfill the vision of the Committee.

The contents of this Charter may evolve over time to reflect a greater diversity of participants, views, experience, and learning.

Governance

The Committee shall consist of three (3) or more members of the Board, each of whom the Board has determined is independent under its requirements, as established from time to time. Annually the Board will assess the independence of the Committee’s members.

Members of the Committee shall be appointed (and may only be removed or replaced) by a majority of the Independent Directors then serving on the Board. Each member of the Committee shall continue to serve until the earliest to occur of his death, retirement, resignation or removal as a director, resignation as a Committee member, removal by a majority of the Independent Directors then serving on the Board, or replacement by a duly appointed successor.

The Committee shall appoint a Chair of the Committee. The Chair shall preside at all Committee meetings at which he or she is present and have such other duties and powers as may be determined by the other Committee members. The Chair shall serve in such capacity until removed by the Committee or replaced by a duly appointed successor. The members must constitute a balanced committee with a diversity of experience, insights, and perspectives on the pursuit of freedom of expression and ethical values.

Members of the Committee must be active participants in the meetings, activities, events, and work streams, and must regularly promote the objectives and goals of the Funds with non-participants.

Members of the Committee must adhere to high standards of professional competence and collaboration and demonstrate leadership in the pursuit of freedom of expression and privacy. The Committee members must exercise objectivity, independence, due care, and diligence on all matters. Consistent with ethical and legal obligations, the Committee will approve policies and procedures to define conflicts of interest related to the service and votes and other potential conflicts relating to all participants.

Meetings

The Committee may meet as often as it determines on at least 48 hours’ notice to the Committee members (although the members may waive such notice requirement), but not less frequently than annually. Meetings may be in person or by means of telephone, video conference call or by such electronic means as to permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously.

A majority of the members of the Committee shall constitute a quorum for purposes of its meetings. The approval of a majority of the members of the Committee then present at a meeting shall be required in order for the Committee to take action. The Committee may take action by written consent of a majority of the members of the Committee in lieu of a meeting.

A secretary shall take minutes at each Committee meeting. The secretary shall distribute the minutes to the members via email following a meeting, and the Committee will vote by email to approve the minutes within three weeks of the meeting.

Reporting

The Committee shall report to the Board on the result of its deliberations and make such recommendations as deemed appropriate.

Responsibilities and Duties

The Committee shall be responsible for:

•	Identify, evaluate and recommend persons to the Board and to the committees of the Board; bearing in mind the independence requirements and any bylaws or regulatory requirement or best practices related to the number or percentage of the Board that must be comprised of Independent Directors;

•	Review and recommend to the Board whether an Independent Director should stand for re-election;

•	At least annually, determine the independence of the Independent Directors;

•	Recommend an Independent Director for appointment by the Board as Lead Director of the Board, if the Chairman of the Board is an Interested Director, as defined in the UBS Puerto Rico Investment Company Code of Ethics;

•	Develop and recommend to the Board any minimum standards and qualifications for directors that the Committee deems necessary;

•	Recommend to the Board the compensation of the Independent Directors and members of committees of the Board;

•	Coordinate and facilitate evaluations of the performance of the Board and its committees, including the Committee, at least annually;

•	Recommend educational opportunities for Directors that may enhance their knowledge, skills and efficiency.

•	Review and assess periodically the adequacy of this Charter and recommend any proposed changes to the Board for approval, with any material amendments to this Charter requiring the approval of both a majority of the Funds’ directors and a majority of the Independent Directors;

•	Engage such search firms, attorneys, consultants and experts as the Committee deems appropriate in discharging its responsibilities, at the expense of the Funds; Review the Code of Ethics, committee charters and other corporate governance principles, procedures and practices, at least once a year, and recommend any changes to the Board, consistent with the best practices of corporate governance;

•	Recommend ways to enhance communications and relations with stockholders;

•	Consider the adequacy of the constituent documents of the Company and recommend to the Board a set of corporate governance guidelines and keep abreast of developments with regard to corporate governance to enable the Committee to make recommendations to the Board in light of such developments as may be appropriate; and

•	Take such other action and accept such other responsibilities as may be delegated by the Board.

Consideration of Directors
Nominees

Identification, Consideration, Evaluation and Selection of Nominees

The Committee shall identify persons to consider as directors from time to time as the need arises, such as in anticipation of the resignation or retirement of a director, and may engage outside search firms and consultants and seek input from others for such purposes.

The Committee may, but is not required to, consider proposed director nominees who are recommended or suggested by persons other than Committee members, such as the Funds’ management, legal counsel and other service providers, search firms, consultants and shareholders of the Funds.

In considering proposed director nominees, the Committee may review résumés and other biographical information about the candidates, conduct background checks, consult with references, conduct interviews and meet as needed to discuss candidates.

After a determination by the Committee that a person should be nominated as a candidate for Independent Director of the Fund, it shall present its recommendation to the full Board for its consideration.

Director Qualifications

Factors to be considered by the Committee when identifying candidates for recommendation or selection as directors may include the following, among others that the Committee may deem appropriate:

•	business and professional experience (particularly in comparable industries and in relation to the experience of other directors)

•	other directorship experience

•	special expertise, if any

•	commitment, willingness and ability to serve

•	education

•	place of residence and proximity or convenience to the Funds’ principal offices

•	public profile and community involvement

•	diversity

•	ability to work with others

•	independence

•	nature of any relationships with the Funds or its management and other directors

No candidate shall be recommended or nominated by the Committee unless the Committee is satisfied that the person possesses a general understanding of mutual funds and understands and agrees to discharge his fiduciary duties to the shareholders of the Funds and that the appointment or election of such person as a director is in the best interests of the Funds and their shareholders.

The Committee may establish and develop minimum standards and qualifications for directors, including education, business or professional experience and the like.

Shareholder Nominations

Shareholders of the Funds may make recommendations and suggestions to the Committee regarding possible director nominees, at any time. The Committee will consider recommendations and nominations by shareholders of persons to the Board so long as such recommendations and nominations have been made within one year prior to the appointment or election of a director. A recommendation by a shareholder that the shareholder himself or a person with a relationship with the shareholder be considered for a directorship will be evaluated in light of the shareholder’s personal interest.

Shareholder Communications
with Board

Shareholders are encouraged to communicate in writing to the Board on matters that are relevant to the management, operation, governance and marketing of the Funds and germane to their interests as shareholders. Such communications shall be sent to the Secretary of the Funds who will review the nature of such communications and forward them to the Chair of the Board.

Shareholder communications are to be sent to the following address:

Liana Loyola, Esq.
Secretary
UBS Family of Funds

250 Muñoz Rivera Ave.
10th Floor
Hato Rey, PR 00918

Directors are encouraged but not required to attend meetings of shareholders of the Funds.

Delegation to a Subcommittee

The Committee may, at its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

Performance Evaluation

The Committee shall produce and provide to the Board an annual performance evaluation of the Committee. Such evaluation shall compare the performance of the Committee with the requirements of this Charter. The performance evaluation shall also recommend to the Board any improvements to the Committee’s Charter if deemed necessary or desirable by the Committee. The performance evaluation by the Committee shall be conducted in such manner, as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to present such report.

Amendments

This Charter and other core documents will be reviewed annually by the Committee in the light of experience, evolving circumstances, and stakeholders’ feedback. Amendments to this Charter are to be approved by the majority of the Board.

Approval History
Action	Date
BoD adopted the Charter	5/11/2021
BoD approved the Charter	11/29/2022